SEQUOIA FUND, INC.

Ticker: SEQUX

Supplement dated September 22, 2026

to the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2026

At a recent meeting, the Board of Directors of Sequoia Fund, Inc. (the “Fund”) approved a stock split in the form of a stock distribution, pursuant to which stockholders will receive three additional shares of the Fund for each share they own as of October 7, 2026 (the “record date”). The stock distribution will be payable on the record date to stockholders of record as of the close of business on such date.

The stock distribution will increase the number of the Fund’s issued and outstanding shares and proportionately decrease the Fund’s net asset value per share. The value of a stockholder’s investment in the Fund will not change as a result of the stock distribution, and the stock distribution will not affect any stockholder’s rights, preferences or privileges associated with the Fund’s issued and outstanding shares. Neither a stockholder nor the Fund will recognize taxable income, gain or loss for United States federal income tax purposes as a result of the stock distribution.

* * * *

Stockholders should retain this Supplement for future reference.